SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549




                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 1, 2001



                           ZIMMER HOLDINGS, INC.
           (Exact Name of Registrant as Specified in its Charter)


Delaware                         001-16407                    13-4151777
(State or Other               (Commission File              (IRS Employer
Jurisdiction of                   Number)                    Identification
Incorporation)                                                 Number)




                            345 East Main Street
                             Warsaw, IN, 46580
                  (Address of Principal Executive Office)

     Registrant's telephone number, including area code: (219) 267-6131


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          This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

Item 7. Financial Statements and Exhibits

        (c) Exhibits

Exhibit No.                 Description
-----------                 -----------

   99.1                     Selected Financial Data





Item 9. Regulation FD Disclosure

          The registrant is furnishing, as Exhibit 99.1, unaudited combined statements of earnings for the three months and six months ended June 30, 2001 and 2000, unaudited net sales by geographic region and by product category for the three months and six months ended June 30, 2001 and 2000, unaudited combined balance sheets as of June 30, 2001 and December 31, 2000 and unaudited combined statements of cash flows for the six months ended June 30, 2001 and 2000.


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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Zimmer Holdings, Inc.



                                        By: /s/ J. RAYMOND ELLIOTT
                                           ---------------------------------
                                        Name:   J. Raymond Elliott
                                        Title:  President and Chief Executive
                                                Officer


Date:  July 31, 2001


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                               EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------

   99.1                     Selected Financial Data


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